EXHIBIT 4.1

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of September 8, 2004, by and among Accupoll Holdings, Corp., a Nevada corporation (the "COMPANY"), and the subscribers identified on the signature page hereto (each a "SUBSCRIBER" and collectively "SUBSCRIBERS").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, in the aggregate, up to $4,000,000 (the "PURCHASE PRICE") of the Company's common stock, $.001 par value (the "COMMON STOCK" or "SHARES"), and share purchase warrants in the forms attached hereto as EXHIBIT A, EXHIBIT B AND EXHIBIT C (collectively, the "WARRANTS"), to purchase shares of Common Stock (the "WARRANT SHARES"). The per Share Purchase Price shall be $0.45, subject to adjustment as described in this Agreement. The Purchase Price shall be payable to the Company on the Closing Date. The Common Stock, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES"; and

         WHEREAS, the aggregate proceeds of the sale of the Common Stock and the Warrants contemplated hereby may be held in escrow pursuant to the terms of a Funds Escrow Agreement which may be executed by the parties substantially in the form attached hereto as EXHIBIT D (the "ESCROW AGREEMENT").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

            1. PURCHASE AND SALE OF SHARES AND WARRANTS. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement and the Escrow Agreement, each Subscriber shall purchase the Shares and Warrants for the portion of the Purchase Price indicated on the signature page hereto, and the Company shall sell such Shares and Warrants to the Subscriber. The Purchase Price for the Shares and Warrants shall be paid in cash. The entire Purchase Price shall be allocated to the Shares.

            2. ESCROW ARRANGEMENTS; FORM OF PAYMENT. Upon execution hereof by the parties and pursuant to the terms of the Escrow Agreement, each Subscriber agrees to make the deliveries required of such Subscriber as set forth in the Escrow Agreement and the Company agrees to make the deliveries required of the Company as set forth in the Escrow Agreement.

            3. WARRANTS.

                  (a) A WARRANTS. On the Closing Date the Company will issue A Warrants to the Subscribers. One (1) A Warrant will be issued for each two (2) Shares issued on the Closing Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of an A Warrant shall be $0.55. The A Warrants shall be exercisable until the Registration Statement (as defined in Section 10.1) has been effective for one hundred and fifty (150) days.


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                  (b) B WARRANTS. On the Closing Date the Company will issue B
Warrants to the Subscribers. One (1) B Warrant will be issued for each two (2) Shares issued on the Closing Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a B Warrant shall be $.89 The B Warrants shall be exercisable until the Registration Statement described in
Section 10.1 has been effective for four (4) years.

                  (c) C WARRANTS. On the Closing Date the Company will issue C Warrants to the Subscribers. One (1) C Warrant will be issued for each two (2) Shares issued on the Closing Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a C Warrant shall be $2.00. The B Warrants shall be exercisable until the Registration Statement described in
Section 10.1 has been effective for three (3) years.

            4. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                  (a) INFORMATION ON COMPANY. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended June 30, 2003 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "REPORTS"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "OTHER WRITTEN INFORMATION"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                  (b) INFORMATION ON SUBSCRIBER. The Subscriber is, and will be at the time of the issuance of the Common Stock and exercise of any of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                  (c) PURCHASE OF COMMON STOCK AND WARRANTS. On the closing date, the Subscriber will purchase the Common Stock and Warrants as principal for its own account and not with a view to any distribution thereof.

                  (d) COMPLIANCE WITH SECURITIES ACT. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they


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assume and the Subscriber may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities.

                  (e) SHARES LEGEND. The Shares and the Warrant Shares shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCUPOLL HOLDINGS, CORP. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (f) WARRANTS LEGEND. The Warrants shall bear the following or similar legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCUPOLL HOLDINGS, CORP. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (g) COMMUNICATION OF OFFER. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                  (h) AUTHORITY; ENFORCEABILITY. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                  (i) RESTRICTED SECURITIES. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge,


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hypothecate or otherwise transfer any of the Securities unless (i) pursuant to an effective registration statement under the 1933 Act, (ii) such Subscriber provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) Subscriber provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares or the Warrant Shares, as the case may be, can be sold pursuant to (A) Rule 144 promulgated under the 1933 Act, or (B) Rule 144(k) promulgated under the 1933 Act, in each case following the applicable holding period set forth therein. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "ACCREDITED INVESTOR" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement.

                  For the purposes of this Agreement, an "AFFILIATE" of any specified Subscriber means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Subscriber. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  (j) NO GOVERNMENTAL REVIEW. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (k) CORRECTNESS OF REPRESENTATIONS. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date.

                  (l) SURVIVAL. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

            5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each Subscriber that:

                  (a) DUE INCORPORATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect. For purposes of this Agreement, a "material adverse effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

                  (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) AUTHORITY; ENFORCEABILITY. This Agreement, the Common Stock, the Warrants, the Escrow Agreement and any other agreements delivered together with this Agreement or in


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connection herewith (collectively "TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                  (d) ADDITIONAL ISSUANCES. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described on SCHEDULE 5(D).

                  (e) CONSENTS. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the American Stock Exchange, the National Association of Securities Dealers, Inc., Nasdaq, SmallCap Market, the OTC Bulletin Board ("BULLETIN BOARD") nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

                  (f) NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under the Transaction Documents by the Company will:

                        (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                        (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates; or

                        (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or


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                        (iv) result in the activation of any piggy-back
registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company; or

                        (v) result in a violation of Section 5 under the 1933
Act.

                  (g) THE SECURITIES. The Securities upon issuance:

                        (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;


                        (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

                        (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                        (iv) will not subject the holders thereof to personal liability by reason of being such holders.

                  (h) LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed on SCHEDULE 5(H), there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined would have a material adverse effect on the Company.

                  (i) REPORTING COMPANY. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

                  (j) NO MARKET MANIPULATION. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                  (k) INFORMATION CONCERNING COMPANY. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a


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material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                  (l) STOP TRANSFER. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                  (m) DEFAULTS. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) except as disclosed in the Reports, to its knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

                  (n) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

                  (o) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  (p) LISTING. The Company's common stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies and as of the Closing Date, the Company will satisfy all the requirements for the continued quotation of its common stock on the Bulletin Board.

                  (q) NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since June 30, 2003 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition, other than as set forth in SCHEDULE 5(Q).

                  (r) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since June 30, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

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                  (s) CAPITALIZATION. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on SCHEDULE 5(S). Except as set forth in the Reports and Other Written Information and SCHEDULE 5(D), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. (t) DILUTION. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                  (u) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                  (v) INVESTMENT COMPANY. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (w) CORRECTNESS OF REPRESENTATIONS. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

                  (x) SURVIVAL. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

            6. REGULATION D OFFERING. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as EXHIBIT E. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the resale of the Common Stock and exercise of the Warrants and resale of the Warrant Shares.

            7. LEGAL FEES/PLACEMENT AGENT.

                  (a) LEGAL FEES. The Company shall pay to Grushko + Mittman, P.C., a fee of $25,000 ("LEGAL FEES") (of which $7,500 has been paid) as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Shares and Warrants (the


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"OFFERING") and acting as Escrow Agent for the Offering. The Legal Fees will be payable on the Closing Date out of funds held pursuant to the Escrow Agreement.

                  (b) PLACEMENT AGENT'S FEE. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees other than J.P. Turner + Company, L.L.C. ("PLACEMENT AGENT") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Anything to the contrary in this Agreement notwithstanding, each Subscriber is providing indemnification only for such Subscriber's own actions and not for any action of any other Subscriber. Each Subscriber's liability hereunder is several and not joint. The Company agrees that it will pay the Placement Agent a cash finder's fee of eight percent (8%) of the Purchase Price ("PLACEMENT AGENT'S FEE") directly out of the funds held pursuant to the Escrow Agreement. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except the Placement Agent. The Placement Agent will also be paid by the Company eight percent (8%) of the cash proceeds received by the Company from Warrant exercise ("WARRANT EXERCISE COMPENSATION"). The Warrant Exercise Compensation must be paid by the Company to the Placement Agent within five (5) days after each receipt by the Company of Warrant Exercise cash proceeds.

                  (c) PLACEMENT AGENT'S WARRANTS. On the Closing Date, the Company will issue to the Placement Agent Warrants similar to and carrying the same rights as the Warrants issuable to the Subscribers except that the exercise price to purchase one Warrant Share shall be $0.54 and the Warrants shall be exercisable until five years after the Closing Date ("PLACEMENT AGENT'S CLOSING WARRANTS"). The Placement Agent will receive one Placement Agent Closing Warrant for each eight (8) Shares issued to the Subscribers on the Closing Date. The Placement Agent will also receive Warrants from the Company in connection with exercise of A Warrants and B Warrants by Subscribers or their assigns. The Placement Agent will receive one "PLACEMENT AGENT'S A WARRANTS" for each eight
(8) A Warrants exercised by a Subscriber on a cash basis. The Placement Agent's A Warrants will be exercisable at $0.66 per Warrant Share. The Placement Agent will receive one "PLACEMENT AGENT'S B WARRANTS" for each eight (8) B Warrants exercised by a Subscriber on a cash basis. The Placement Agent's B Warrants will be exercisable at $1.07 per Warrant Share. The Placement Agent will receive one "PLACEMENT AGENT'S C WARRANTS" for each eight (8) C Warrants exercised by a Subscriber on a cash basis. The Placement Agent's C Warrants will be exercisable at $2.40 per Warrant Share. All Placement Agent's Warrants will be exercisable for five years after the respective issue dates, will not be subject to Call and may be exercised on a cashless basis. A form of Placement Agent's Warrant is annexed hereto as EXHIBIT F. Warrant Exercise Compensation will not be payable in connection with Placement Agent's Warrants. The Placement Agent's A Warrants and Placement Agent's B Warrants must be delivered to the Placement Agent simultaneously with the Warrant Exercise Compensation payable in connection with the exercise of the A Warrants and B Warrants giving rise to the obligation to issue Placement Agent's A Warrants and Placement Agent's B Warrants. All the Warrants issuable to the Placement Agent are referred to as "PLACEMENT AGENT'S WARRANTS". All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, and other rights including but not limited to reservation requirements and registration rights made or granted to or for the benefit of the Subscribers are hereby also made and granted to the Placement Agent in respect of the Placement Agent's Warrants.

            8. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscribers as follows:

                  (a) STOP ORDERS. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  (b) LISTING. The Company shall promptly secure the listing of the shares of Common Stock and the Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing so long as any Warrants are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

                  (c) MARKET REGULATIONS. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

                  (d) REPORTING REQUIREMENTS. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will (v) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (x) comply in all respects with its reporting and filing obligations under the 1934 Act, (y) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (z) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. Until the earlier of the resale of the Common Stock and the Warrant Shares by each Subscriber or at least two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market or other market with the reasonable consent of Subscribers holding a majority of the Shares and Warrant Shares, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

                  (e) USE OF PROCEEDS. The Company undertakes to use the proceeds of the Subscribers' funds for the purposes set forth on SCHEDULE 8(E) hereto. A deviation from the use of proceeds set forth on SCHEDULE 8(E) of more than 10% per item or more than 20% in the aggregate shall be deemed a material breach of the Company's obligations hereunder. Except as set forth on SCHEDULE 8(E), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

                  (f) RESERVATION. Prior to the Closing Date, the Company undertakes to reserve, PRO RATA, on behalf of each Subscriber and holder of a Warrant, from its authorized but unissued common stock, a number of common shares equal to the amount of Warrant Shares issuable upon exercise of the A Warrants. Failure to have sufficient shares reserved pursuant to this Section 8(f) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company's obligations under this Agreement.

                  (g) TAXES. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                  (h) INSURANCE. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                  (i) BOOKS AND RECORDS. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                  (j) GOVERNMENTAL AUTHORITIES. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                  (k) INTELLECTUAL PROPERTY. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

                  (l) PROPERTIES. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

                  (m) CONFIDENTIALITY/PUBLIC ANNOUNCEMENT. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon ten days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to file a Form 8-K or make a public announcement describing the Offering not later than the first trading day following the Closing Date. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing. A form of the public announcement or Form 8-K is annexed hereto as EXHIBIT F.

                  (n) FURTHER REGISTRATION STATEMENTS. Except for a registration statement filed on behalf of the Subscribers pursuant to Section 10 of this Agreement, the Company will not file any registration statements, including but not limited to Form S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until sixty (60) days after the actual effective date of the registration statement described in Section 10.1(iv) of this Agreement ("ACTUAL EFFECTIVE DATE") during which such Registration Statement shall be current and available for use in connection with the public resale of the Shares and Warrant Shares ("EXCLUSION PERIOD").

                  (o) BLACKOUT. The Company undertakes and covenants that until the first to occur of (i) the end of the Exclusion Period, or (ii) until all the Shares and Warrant Shares have been resold pursuant to such registration statement, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current.

                  (p) NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

            9. COVENANTS OF THE COMPANY AND SUBSCRIBER REGARDING
INDEMNIFICATION.

                  (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in any of the Transaction Documents; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company under any Transaction Documents. This indemnification is in addition to the indemnifications contained in Section 11 of this Agreement.

                  (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

                  (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

                  (d) The procedures set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 9(a) and 9(b) above.

            10.1. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to holders of the Securities.

                  (i) On one occasion, for a period commencing ninety-one (91) days after the Closing Date, but not later than two (2) years after the Closing Date ("REQUEST DATE"), upon a written request therefor from any record holder or holders of more than 50% of the Shares and Warrant Shares actually issued upon exercise of the Warrants, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Shares and Warrant Shares including Warrant Shares issuable upon exercise of the Finder's Warrants (collectively "REGISTRABLE SECURITIES") which are the subject of such request for unrestricted public resale by the holder thereof. For purposes of Sections 10.1(i) and 10.1(ii), Registrable Securities shall not include Securities which are registered for resale in an effective registration statement or included for registration in a pending registration statement, or which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(i).

                  (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "SELLER" or "SELLERS"). In the event that any registration pursuant to this Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

                  (iii) If, at the time any written request for registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii).

                  (iv) The Company shall file with the Commission not later than thirty (30) days after the Closing Date (the "FILING DATE"), and cause to be declared effective within ninety (90) days after the Filing Date (the "EFFECTIVE DATE"), a Form SB-2 registration statement (the "REGISTRATION STATEMENT") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to all of the Shares and Warrant Shares issuable pursuant to this Agreement. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, PRO RATA, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Without the written consent of the Subscriber, no securities of the Company other than the Registrable Securities will be included in the Registration Statement.

            10.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 10.1(i), 10.1(ii), or (iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                  (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by
Section 10, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (as herein provided), and promptly provide to the holders of the

Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers and Grushko + Mittman, P.C. (by telecopier and by email to COUNSLERS@AOL.COM) within two (2) hours of (i) notice that the Commission has no comments or no further comments on the Registration Statement, (ii) request by the Company of acceleration of effectiveness of any registration statement which includes Registrable Securities, and (iii) the declaration of effectiveness of the registration statement;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Sellers' Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify the Sellers when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                  (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

            10.3. PROVISION OF DOCUMENTS. In connection with each registration described in this Section 10, each Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

            10.4. NON-REGISTRATION EVENTS. The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 10.1(i) or 10.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision.

Accordingly, if (i) the Registration Statement is not filed on or before the Filing Date, (ii) if the Registration Statement is not declared effective on or before the Effective Date, (iii) if the Registration Statement is not declared effective within three (3) business days of receipt by the Company of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (iv) if the registration statement described in Sections 10.1(i) or 10.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (v) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded within ten (10) business days by an effective replacement or amended registration statement) for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) or more than 20 consecutive days (each such event referred to in clauses (i), (ii), (iii) and (iv) of this Section 10.4 is referred to herein as a "NON-REGISTRATION EVENT"), then for the first sixty (60) days of the pendency of such Non-Registration Event, the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to one and one-half percent (1.5%) for each thirty (30) days or part thereof and thereafter, two percent (2%) for each thirty (30) days of part thereof of the Purchase Price of the Shares and Warrant Shares owned of record by such holder as of and during the pendency of such Non-Registration Event which are subject to such Non-Registration Event. Liquidated Damages otherwise payable in connection with an Effective Date related Non-Registration Event as described in
Section 10.4(ii) are deemed waived if the Actual Effective Date occurs within thirty (30) days from the Effective Date. The Company must pay the Liquidated Damages in cash within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed.

            10.5. EXPENSES. All expenses incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance) are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any additional counsel to the Seller, are called "SELLING Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 10. Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree. Additionally, the parties agree that each will be responsible for their respective legal fees in connection with this transaction.

            10.6. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 10, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 10.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 10, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933
Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            10.7. DELIVERY OF UNLEGENDED SHARES.

                  (a) Within three (3) business days (such third (3rd) business day, the "UNLEGENDED SHARES DELIVERY Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act,
(ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legends set forth in Sections 4(e) and 4(f) above, issuable pursuant to any effective and current Registration Statement described in Section 10 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "UNLEGENDED SHARES"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

                  (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

                  (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 10 hereof beyond the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 10.7 for an aggregate of thirty
(30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 130% of the Purchase Price of such Common Stock and Warrant Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                  (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within ten (10) calendar days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                  (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 10.7(e) and the Company is required to deliver such Unlegended Shares pursuant to Section 10.7(e), the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

            11. (a) RIGHT OF FIRST REFUSAL. Commencing on the date of this Agreement and until the Registration Statement has been effective for one hundred and fifty (150) days, the Subscribers shall be given not less than ten
(10) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iii) as has been described in the Reports or Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (collectively "EXCEPTED ISSUANCES"). The Subscribers who exercise their rights pursuant to this Section 11(a) shall have the right during the ten (10) business days following receipt of the notice to purchase all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Shares in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of ten (10) business days following the notice of modification, whichever is longer, to exercise such right.

                  (b) FAVORED NATIONS PROVISION. Other than the Excepted Issuances, if at any time until the Registration Statement has been effective for one hundred and fifty (150) days, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to the Closing Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Per Share Purchase Price, without the consent of each Subscriber holding Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average Per Share Purchase Price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Warrant Shares still owned by the Subscriber) is equal to such other lower price per share. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. The Subscriber is granted the registration rights described in Section 10 hereof in relation to such additional shares of Common Stock except that the Filing Date and Effective Date vis-a-vis such additional common shares shall be, respectively, the sixtieth (60th) and one hundred and twentieth (120th) date after the closing date giving rise to the requirement to issue the additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then Per Share Purchase Price. The rights of the Subscriber set forth in this Section 11 are in addition to any other rights the Subscriber has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith.

                  (c) MAXIMUM EXERCISE OF RIGHTS. In the event the exercise of the rights described in Sections 11(a) and 11(c) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 10 of the Warrant, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in Section 10 of the Warrant. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

            12. MISCELLANEOUS.

                  (a) NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Accupoll Holdings, Corp., 15101 Red Hill Avenue, Suite 220, Tustin, CA 92780, Attn:
___________________, telecopier: ______________, with a copy by telecopier only to: Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018, Attn: Gregory Sichenzia, Esq., telecopier: (212) 930-9725, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko + Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Placement Agent, to: J.P. Turner + Company, L.L.C., 17 Corporate Plaza, Suite 200, Newport Beach, CA 92660, Attn: Michael Rose, telecopier: (949) 717-4839.

                  (b) CLOSING. The consummation of the transactions contemplated herein shall take place at the offices of Grushko + Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement ("CLOSING DATE").

                  (c) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                  (d) COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  (e) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 12(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                  (g) INDEPENDENT NATURE OF SUBSCRIBERS. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the SB-2 Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

                  (h) EQUITABLE ADJUSTMENT. The Securities and the purchase prices of Securities shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     ACCUPOLL HOLDINGS, CORP.
                                     a Nevada corporation

                                     By: /S/ DENNIS VADURA
                                        ----------------------------------------
                                              Name: Dennis Vadura
                                              Title: Chief Executive Officer

                                     Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $200,000.00        444,445          222,223              222,223           222,223

PLATINUM PARTNERS VALUE ARBITRAGE
FUND, LP
Print Name of Subscriber

/S/ MARK NORDLICHT
------------------
(Signature)

MARK NORDLICHT MMGP
--------------------
Print Name and Title

Address:
--------------------

--------------------

--------------------
Fax: _______________
Tax ID Number:______
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                         ACCUPOLL HOLDINGS, CORP.
                                         a Nevada corporation

                                         By: /S/ DENNIS VADURA
                                            ------------------------------------
                                                  Name: Dennis Vadura
                                                  Title: Chief Executive Officer

                                         Dated: August _____, 2004


--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $100,000.00        222,223          111,112              111,112           111,112

DOUBLE U MASTER FUND LP
-----------------------
Print Name of Subscriber

/S/ DAVID SIMS
--------------
(Signature)

NAVIGATOR MANAGEMENT LTD.
-------------------------
Print Name and Title

Address:

-------------------------

-------------------------

Fax: ____________________
Tax ID Number:___________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                       ACCUPOLL HOLDINGS, CORP.
                                       a Nevada corporation

                                       By: /S/ DENNIS VADURA
                                          --------------------------------------
                                                Name: Dennis Vadura
                                                Title: Chief Executive Officer

                                       Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $24,500.25         54,445           27,223               27,223            27,223

TRUK INTERNATIONAL FUND, LP
---------------------------
Print Name of Subscriber

By: Atoll Asset Management, LLC

/S/ MICHAEL E. FEIN, PRINCIPAL
------------------------------
(Signature)

MICHAEL E. FEIN, PRINCIPAL
---------------------------
Print Name and Title

Address:

---------------------------

---------------------------

---------------------------
Fax: ______________________
Tax ID Number:_____________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                       ACCUPOLL HOLDINGS, CORP.
                                       a Nevada corporation

                                       By: /S/ DENNIS VADURA
                                          --------------------------------------
                                                Name: Dennis Vadura
                                                Title: Chief Executive Officer

                                       Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $325,499.85        723,333          361,667              361,667           361,667

TRUK OPPORTUNITY FUND, LLC
--------------------------
Print Name of Subscriber

By: Atoll Asset Management, LLC

/S/ MICHAEL E. FEIN, PRINCIPAL
------------------------------
(Signature)

MICHAEL E. FEIN, PRINCIPAL
--------------------------
Print Name and Title

Address:

--------------------------

--------------------------

--------------------------
Fax: _____________________
Tax ID Number:____________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                         ACCUPOLL HOLDINGS, CORP.
                                         a Nevada corporation

                                         By: /S/ DENNIS VADURA
                                            ------------------------------------
                                                  Name: Dennis Vadura
                                                  Title: Chief Executive Officer

                                         Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $300,000.00        666,667          333,334              333,334           333,334

ENABLE GROWTH PARTNERS L.P.
($300,000)

/S/ MITCH LEVINE
-------------------------
(Signature)
Mitch Levine
Managing Partner

Address:
-------------------------
Fax: ____________________
Tax ID Number:___________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                      ACCUPOLL HOLDINGS, CORP.
                                      a Nevada corporation

                                      By: /S/ DENNIS VADURA
                                         ---------------------------------------
                                               Name: Dennis Vadura
                                               Title: Chief Executive Officer

                                      Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $350,000.00        777,778          388,889              388,889           388,889
SRG CAPITAL, LLC
-------------------------
Print Name of Subscriber

/S/ TAI MAY LEE
-------------------------
(Signature)

TAI MAY LEE,
-------------------------
AUTHORIZED SIGNATORY
-------------------------
Print Name and Title

Address:
-------------------------

-------------------------

-------------------------
Fax: ____________________
Tax ID Number:___________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                   ACCUPOLL HOLDINGS, CORP.
                                   a Nevada corporation

                                   By: /S/ DENNIS VADURA
                                      ------------------------------------------
                                            Name: Dennis Vadura
                                            Title: Chief Executive Officer

                                   Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $50,000.00         111,333          55,667               55,667            55,667
AJW PARTNERS, LLC
--------------------------
Print Name of Subscriber

/S/ COREY RIBOTSKY
--------------------------
(Signature)

COREY RIBOTSKY
MANAGER, SMS GROUP, LLC
--------------------------
Print Name and Title

Address:
--------------------------

--------------------------

--------------------------
Fax: _____________________
Tax ID Number:____________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                       ACCUPOLL HOLDINGS, CORP.
                                       a Nevada corporation

                                       By: /S/ DENNIS VADURA
                                          --------------------------------------
                                                Name: Dennis Vadura
                                                Title: Chief Executive Officer

                                       Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                      $127,200.00       282,666          141,333              141,333           141,333

AJW QUALIFIED PARTNERS, LLC
---------------------------
Print Name of Subscriber

/S/ COREY RIBOTSKY
---------------------------
(Signature)

COREY RIBOTSKY
AJW MANAGER, LLC
---------------------------
Print Name and Title

Address:

---------------------------

---------------------------

---------------------------
Fax: ______________________
Tax ID Number:_____________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        ACCUPOLL HOLDINGS, CORP.
                                        a Nevada corporation

                                        By: /S/ DENNIS VADURA
                                           -------------------------------------
                                                 Name: Dennis Vadura
                                                 Title: Chief Executive Officer

                                        Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $114,900.00        255,333          127,667              127,667           127,667
AJW OFFSHORE, LTD.
------------------------
Print Name of Subscriber

/S/ COREY RIBOTSKY
------------------------
(Signature)

COREY RIBOTSKY, MANAGER
FIRST STREET MANAGER II, LLC
----------------------------
Print Name and Title

Address:

----------------------------

----------------------------

----------------------------
Fax: _______________________
Tax ID Number:______________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                       ACCUPOLL HOLDINGS, CORP.
                                       a Nevada corporation

                                       By: /S/ DENNIS VADURA
                                          --------------------------------------
                                                Name: Dennis Vadura
                                                Title: Chief Executive Officer

                                       Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $7,800.00          17,333           8,667                8,667             8,667

NEW MILLENNIUM CAPITAL
PARTNERS II, LLC
------------------------
Print Name of Subscriber

/S/ COREY RIBOTSKY
------------------------
(Signature)

COREY RIBOTSKY
FIRST STREET MANAGER II, LLP
----------------------------
Print Name and Title

Address:

----------------------------

----------------------------

----------------------------
Fax: _______________________
Tax ID Number:______________
(if any)
-------------------------------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                      ACCUPOLL HOLDINGS, CORP.
                                      a Nevada corporation

                                      By: /S/ DENNIS VADURA
                                         ---------------------------------------
                                               Name: Dennis Vadura
                                               Title: Chief Executive Officer

                                      Dated: August _____, 2004

--------------------------------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE PRICE     SHARES           A WARRANTS           B WARRANTS        C WARRANTS
--------------------------------------------------------------------------------------------------------------------------
                                     $50,000.00         111,112          55,556               55,556            55,556

MICHAEL R. HAMBLETT
------------------------
Print Name of Subscriber

/S/ MICHAEL R. HAMBLETT
------------------------
(Signature)

MICHAEL R. HAMBLETT
------------------------
Print Name and Title

Address:
------------------------

------------------------

------------------------
Fax: ___________________
Tax ID Number:__________
(if any)
--------------------------------------------------------------------------------------------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES

         Exhibit A                  Form of A Warrant

         Exhibit B                  Form of B Warrant

         Exhibit C                  Form of C Warrant

         Exhibit D                  Escrow Agreement

         Exhibit E                  Form of Legal Opinion

         Exhibit F                  Form of Placement Agent Warrant

         Schedule 5(d)              Additional Issuances

         Schedule 5(h)              Litigation

         Schedule 5(q)              Undisclosed Liabilities

         Schedule 5(s)              Capitalization

         Schedule 8(e)              Use of Proceeds

         Schedule 10.1              Other Securities to be Registered